Larry F. Mazza, CEO & President Donald T. Robinson, Executive Vice President & CFO Sandler O'Neill - 2017 East Coast Financial Services Conference November 16, 2017 Exhibit 99.1

2 DISCLAIMERS Forward Looking Statements MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, inability to achieve merger-related synergies, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change. Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends, and facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Exhibit 99.1

3 The MVB Team's goal today is to... • Share the MVB growth story – Past, Present, Future • Provide our vision of profitable community banking • Explain why we believe we are an "up-and-comer" in our industry Exhibit 99.1

Exhibit 99.1

MVB Overview

- **MVB Financial Corp.**
  - Total Assets: $1.5 billion
  - 15 branches, 18 mortgage offices, and a central operations center
  - Two operating companies (MVB Bank and MVB Mortgage)
  - Divested MVB Insurance as of June 30, 2016
  - Strong fee income streams
    - Mortgage: $28.6 million
  - 21% loan and 24% deposit CAGRs (2008–Q3'17)
- **Well-positioned in our markets**
  - #4 community bank in West Virginia[1]
  - Recent branch expansion into fast-growing DC Metro area
- **Historical banking growth has been almost 100% organic**
- **Strong credit quality**
- **BauerFinancial, Inc., recognized MVB Bank as a 5-star Superior bank[2] for 26 consecutive quarters**



Morgantown
Fairmont
Clarksburg
Bridgeport
Martinsburg
Charles Town
Leesburg
McLean
WASHINGTON, D.C
Reston
Fairfax
WEST VIRGINIA
Charleston
VIRGINIA
Greensboro
Raleigh
NORTH CAROLINA
Charlotte
Fayetteville
Wilmington
Supply
Columbia
SOUTH CAROLINA
Charleston
MVB Bank
MVB Mortgage
MVB Bank & Mortgage

MVB FINANCIAL

(1) SNL Financial. Ranking by deposits as of June 30, 2017.
(2) Star rating based on June 30, 2017 data.

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5 Value of Growth $750M - $1.5B 34 public banks / 38 total banks P / TBV: 1.43x P / EPS: 15.8x Sca rcity Valu e Target vision and valuation Source: SNL Financial. Market data as of 8/9/2017. Note: Peer groups include publicly traded banks headquartered in PA, VA, WV, and MD. Multiples represent median. $1.5B - $3B 13 public banks / 13 total banks P / TBV: 1.80x P / EPS: 15.4x $3B - $5B P / TBV: 2.04x P / EPS: 16.3x $5B - $10B $10B - $25B Exhibit 99.1

6 Our Growth Strategies Organic Growth Opportunistic Growth Fee Income Streams • Increase the productivity of existing relationships • Enhance existing geographic footprint • Measure expansion into new geographies • Enhance profitability through improved core funding • Explore potential acquisitions of branches, fee income businesses, and whole banks • Focus on deposit-heavy banking targets • Acquire team lift-outs • Increase profitability in low interest rate environment • Develop other fee channels, i.e. FinTech • Enhance mortgage profitability Exhibit 99.1

7 Demographics Accretive to MVB Franchise Est. Household Income Growth ('18-'23) Source: SNL Financial, United States Bureau of Labor Statistics, West Virginia Chamber of Commerce. MVBF current franchise deposits weighted by county. (1) Washington Business Journal, 7/17/17 (2) PR Newswire, 11/9/17 8.0% 6.0% 4.0% 2.0% MVBF West Virginia Wash. DC MSA 4.5% 4.3% 6.1% West Virginia is within 500 miles of two-thirds of the U.S. population • Eight of the 25 most affluent places in America are communities within the Washington DC region(1) • China Energy Investment Corporation Limited announced plans to invest $83.7 billion in shale gas development and chemical manufacturing projects in West Virginia(2) Exhibit 99.1

8 Targeting Attractive Markets East Region: Washington D.C. Metropolitan Area Central WV Region: Morgantown, Fairmont, Bridgeport, & Clarksburg South Region: Charleston, WV • 6.2 million people, high-growth, median HHI >$99,400, and 3.7% unemployment(1) • Leverages MVB Mortgage in Northern Virginia • Recently opened Leesburg, VA branch • West Virginia University, health care, growing private sector, and U.S. government facilities • Morgantown is the #1 MSA by population growth and per capita income metrics(2); opportunity to expand current 5% market share • 2nd largest deposit base(3) in WV ($5.6B); provides MVB with significant opportunity to expand on 2% market share • WV State Capital and large health care center Expansion Markets: SW Pennsylvania, Central Virginia, & Carolinas • Focus on attractive, growth markets in the Mid- Atlantic and contiguous Southeastern region • MVB Mortgage presence provides brand recognition for expansion Source: SNL Financial, United States Bureau of Labor Statistics (1) Unemployment data per United States Bureau of Labor Statistics as of August 2017. (2) Based upon MSAs primarily in West Virginia, Excludes the Washington D.C. MSA. (3) Measured by MSA deposits. Exhibit 99.1

9 Acquisition of Talent 2009 2018 2020 BB&T L/O (2005)-12 HNB L/O (2009)-4 (2011)-7 Wells Fargo Insurance L/O (2013)-23 VA Commerce L/O (2013)-5 Middleburg L/O (2017)-4 PMG (2012) Acacia (2013) BB&T (2015) MVB Insurance Divestiture (2016) Acquisition Exhibit 99.1

10 • CEO – MVB Mortgage • 25 years of mortgage experience • Co-founded Potomac Mortgage Group, Inc. (PMG) in 2009 • Chief Lending Officer • 30+ years of experience • Chair of Management Loan Committee Experienced Management Team Larry Mazza, Chief Executive Officer Don Robinson, Chief Financial Officer Ed Dean John Schirripa David Jones • 30+ years of banking sector management – including service in a Big 8 accounting firm • Named CEO of MVB Financial Corp. in 2009 • Served as Retail Banking Manager for BB&T's North Region (which included $2 billion in assets) • Delivers public company corporate governance experience • Chief Risk Officer • 33 years of experience • Background in bank auditing from Big 8 firm • 20 years of banking, financial institution, and Big 8 accounting experience • Named Chief Operating Officer of MVB Financial Corp. in 2012, CFO in 2016 • Served as Market President and Commercial Regional head with HBAN • Served as EVP and Chief Accounting Officer of Linn Energy (NASDAQ: LINE) • Grew George Mason Mortgage from $1 billion to $4 billion prior to acquisition by UBSI • Served as Senior Vice President/Community President of Huntington National Bank • Served as Vice President and Relationship Manager with Chase • Has held management positions with Huntington National Bank and BB&T • Former MVB Chief Credit Officer Exhibit 99.1

11 Strong Record of Organic Growth Total Assets ($M)Net Loans HFI ($M) Net Income to Common ($M)Total Deposits ($M) $1,500 $1,200 $900 $600 $300 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 $201 $231 $292 $371 $442 $617 $792 $1,024 $1,044 $1,085 $1,875 $1,500 $1,125 $750 $375 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 $259 $353 $414 $533 $727 $987 $1,110 $1,384 $1,419 $1,472 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2016 YTD 2017 YTD $0.8 $1.4 $2.2 $2.7 $4 $3.9 $1.7 $6.2 $11.8 $9.8 $5.8 $1,500 $1,200 $900 $600 $300 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 $173 $265 $300 $391 $487 $696 $823 $1,012 $1,107 $1,165 Growth has been organic outside of $93M in acquired loans (1) (2) (3) Source: SEC filings. Note: YTD = Year to date as of September 30th. (1) Based on $18.2 million in loans acquired through the acquisition of two Susquehanna branches and $74.3 million in loans acquired 12/3/2013. (2) 2014 included $1.0 million in non-recurring costs and expenses related to bank and mortgage build-out. (3) 2016 included $3.9 million of income from discontinued operations related to the sale of the insurance business. CAGR: 21% CAGR: 29% CAGR: 24% CAGR: 21% (3) Exhibit 99.1

12 Selective and Strategic M&A Growth M&A Assessment Model Asset Quality Drives Shareholder Value Additional Growth Potential Deposits Attractive Geographic Markets Talent & New Expertise Cultural Fit • Conducting Disciplined Deal-making: M&A deals will be rooted in a reasonable transaction price – based upon asset quality and deposits – and must demonstrate a true value for MVB shareholders • Focusing on the Right Targets: Strategic opportunities in West Virginia and contiguous geographies (Maryland, Virginia, North Carolina, and Pennsylvania) targeting attractive markets with growth opportunities • Growing and Cultivating a Strong Team: M&A must ensure perpetuation of MVB's culture, while also infusing complementary talent to the existing MVB team. Ideally target management will deliver new expertise and enhance growth opportunities Exhibit 99.1

13 Recent MVB Bank Notable Events • Applied to list common stock on the Nasdaq Capital Market • Opened two new, technology-focused branch locations, with automated interactive systems ◦ Morgantown, WV ◦ Leesburg, VA • Core conversion to Jack Henry & Associates completed in April 2017 Leesburg, VA AIT Branch Exhibit 99.1

Exhibit 99.1

Third Quarter Financial Highlights

$ in thousands, except per share	FY 2015	FY 2016	2016 YTD	2017 YTD
Balance Sheet				
Total Assets	$ 1,384,476	$ 1,418,804	$ 1,468,595	$ 1,471,590
Gross Loans HFI	1,032,170	1,052,865	1,076,073	1,094,467
Total Deposits	1,012,314	1,107,017	1,126,790	1,165,199
Consolidated Capital (%)				
Tier 1 Risk-Based Ratio	9.47%	11.92%	9.51%	11.79%
CET 1 Ratio	7.59	10.11	7.78	10.76
Risk-Based Capital Ratio	12.91	15.36	12.76	15.18
Asset Quality (%)				
NPAs / Assets (1)	0.76%	0.47%	0.69%	0.54%
NCOs / Loans	0.08	0.24	0.23	0.10
Reserves / Gross Loans HFI	0.78	0.86	0.85	0.86
Profitability				
Net Income to Common	$ 6,241	$ 11,784	$ 9,791	$ 5,778
ROAA (2)	0.56%	0.91%	0.99%	0.57%
ROAE (2)	6.08	10.50	11.78	5.73
Noninterest Inc. / Operating Rev. (3)	50.0	49.5	50.7	48.4
Net Interest Margin	3.07	3.22	3.22	3.29
Diluted EPS	$ 0.77	$ 1.31	$ 1.08	$ 0.56

2017 YTD Financial Highlights

- Gross loans HFI increased 4% from year end, while reducing commercial real estate concentration levels from 373% at 9/30/16 to 311% at 9/30/17
- Deposits increased 3% YoY
- Nearly 15% of YoY deposit growth from noninterest bearing deposits
- Nonperforming assets declined 23.9% as of 9/30/17 compared to 9/30/16
- 2017 YTD net charge-offs of 0.10% of average loans
- 2016 YTD net income includes after-tax income of $3.9 million in discontinued operations
- Well-positioned with respect to the current interest rate environment

Source: SEC filings and company documents.
Note: Reserves / Loans excludes loans held for sale. YTD = Year to date as of September 30.
(1) NPAs include non-accruing loans, 90+ days still accruing, and OREO.
(2) FY & YTD 2016 includes $3.9 million of net income from discontinued operations. Excluding this income, ROAA and ROAE would have been 0.63% and 7.30% for FY 2016 and 0.62% and 7.41% for YTD 2016.
(3) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in this presentation for details.

MVB FINANCIAL

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15 Current Loan Portfolio CRE LoansLoan Portfolio Composition Commercial Business: 33.4% Commercial Real Estate: 27.2% Acquisition & Development: 8.6% Acquisition & Development - HVCRE: 2.4% Residential: 21.4% Home Equity: 5.9% Consumer: 1.2% ($ in thousands) As of 9/30/2017 Amount Commercial Business(1) $ 365,710 Commercial Real Estate 297,603 Acquisition & Development 93,811 Acquisition & Development - HVCRE 25,739 Residential(1) 234,236 Home Equity 64,273 Consumer 13,095 Total Loans $ 1,094,467 Source: SEC filings. Note: Data includes loans held for investment. (1) Commercial business includes owner occupied CRE and residential includes 1-4 family construction loans. Hotels: 15.9% Office: 24.4% Retail: 18.3% Storage Units: 2.2% Nursing homes: 17.2% Other: 2.7% Apartments low income: 2.6% Apartments market: 16.6% Exhibit 99.1

16 Strong Asset Quality Nonperforming Assets ($000) NPAs / Assets Nonaccrual OREO 90+ Days Past Due $16,000 $12,000 $8,000 $4,000 $0 2011 2012 2013 2014 2015 2016 Q3 2017 $6,643 $7,946 $3,452 $3,661 $1,224 $9,830 $10,492 MVBF Regional Peers 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 2011 2012 2013 2014 2015 2016 Q3 2017 0.65% 0.50% 0.12% 0.89% 0.76% 0.47% 0.54% 2.21% 1.91% 1.70% 1.19% 1.01% 1.19% 1.00% Note: Nonperforming assets include nonaccruals, OREO, and 90+ days past due. Source: SEC filings and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion. Exhibit 99.1

17 Current Deposit Portfolio Non-Time Deposits ($M)Deposit Composition(1) ($M) Source: SEC filings. (1) Based on Q3 2017 average balances. Interest bearing demand: 39.3% Noninterest bearing demand: 10.4% Savings and money markets: 26.4% Time deposits including CDs and IRAs: 24.0% Q3 2017 Cost of Deposits = 0.74% Non-Time Deposit Balance Cost of Deposits $1,000.0 $875.0 $750.0 $625.0 $500.0 $375.0 $250.0 $125.0 $0.0 Non-Tim e Deposit s($M ) 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Co st of Deposit s(% ) 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 $153.0 $206.9 $297.5 $328.8 $454.7 $586.7 $682.5 $831.4 $911.0 Exhibit 99.1

18 MVB Mortgage Volume Analysis 2017 YTD Dollar Volume by State(1)Historical Volume Comparison(1) ($M) 2017 YTD Volume by Transaction Type(2) Source: Company documents. YTD totals as of September 30. (1) Volume displayed by dollars closed. (2) Volume displayed by number of loans closed. 2013 2014 2015 2016 2016 YTD 2017 YTD $1,012 $838 $1,339 $1,643 $1,206 $1,168 NC/SC: 25.3% Other: 2.1% DC: 6.1% MD: 7.5% VA: 51.1% WV: 8.0% Purchase: 60.4% Construction Origination: 15.3% Construction Refinance: 9.2% Refinance: 15.1% Exhibit 99.1

19 • Strong community engagement with those we serve • Community Reinvestment Act (CRA) focus – sponsorship and outreach • Annual Team MVB Cares Week in all markets accents MVB's year-round commitment Investing in Our Communities Habitat for Humanity in Monongalia County, WV 'Sledgehammer Ceremony' for the M.O.R.E revitalization project in Clarksburg, WV Team MVB Marion sorted clothes and served meals at Sobrania Soup Opera in Fairmont, WV Exhibit 99.1

20 Investment Thesis Value of s cale and s ca rcit y Opportunity for immediate performance improvement Excellent team in excellent markets Proven track record of capitalizing on market disruption Exhibit 99.1

21 Thank You IR.MVBbanking.com 844-MVB-BANK Question and Answer Session Exhibit 99.1

22 Non-GAAP Reconciliation NONINTEREST INCOME / OPERATING REVENUE At or for the year ended, At or for the 9 months ended, (Dollars in Thousands) 12/31/2015 12/31/2016 9/30/2016 9/30/2017 Total Noninterest Income 34,955 43,205 33,139 30,549 Less: Realized Gain on Securities (130) (1,082) (1,082) (455) Less: Gain on Sale of Subsidiary — — — — Operating Noninterest Income 34,825 42,123 33,139 30,549 Net Interest Income 34,875 42,991 32,166 32,614 Plus: Operating Noninterest Income 34,825 42,123 33,139 30,549 Operating Revenue 69,700 85,114 65,305 63,163 Operating Noninterest Income 34,825 42,123 33,139 30,549 ÷ Operating Revenue 69,700 85,114 65,305 63,163 Noninterest Income / Operating Revenue (%) 50.0 49.5 50.7 48.4 Source: SEC filings and Company documents. Exhibit 99.1